Exhibit 99.1

1 INVESTOR PRESENTATION NOVEMBER 2017

2 Safe Harbor Statement The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and in our quarterly reports on Form 10-Q, and described from time to time in the Company’s filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Forms 10-Q and 10-K, and described from time to time in the Company’s filings with the SEC.

INTRODUCTION TO CUBESMART 3 Self-Storage REIT with Expansive National Platform Owned Portfolio by Market New England 15 MN 1 NYC, No. NJ CT 22 Chicago 41 No. CA 12 Ohio 20 Phila., So. NJ 19 CO, UT 15 Inland Empire 16 Balt., DC 30 Tenn 7 AZ, NV, NM 43 NC 9 So. CA 12 Atlanta 18 Major TX 63 Other FL 58 Miami 20 Total Market Cap2 $6.4 billion Headquarters Malvern, PA 908 480 428 Stores1 Owned Managed 1) Property count as of September 30, 2017. 2) Market value of common and book value of debt as of September 30, 2017.

HIGH-QUALITY PORTFOLIO A Disciplined Investment Strategy has Built an Industry-Leading Portfolio A Focus on Supply Constrained Markets Leading Demographics % of Facilities in Markets with Less Supply than National Average Average Population, 2014 vs. 2016 (3Mile Radius) (in 'OOOJ 180 160 140 120 100 80 60 40 20 0 90% 80% 70% 60% SO% 80% 76% 74% 70% 123 124 62% 40% 30% 20% 10% 0% CUBE PSA EXR CUBE PSA EXR LSI NSA Evercore lSI Estimated Overall "Score" of Market Exposure 2016 Average Household Income (3 Mile Radius) ($in '000) $95.0 60.0 $89.4 49.1 $90.0 $88.2 $88.0 47.1 50.0 $85.0 38.0 37.7 40.0 34.0 $80.0 30.0 $75.0 20.0 $70.0 10.0 $65.0 CUBE PSA EXR 0.0 CUBE PSA EXR LSI NSA 1) Determined by ranking top 100 markets by net rentable square feet per person with "1" being the market with the lowest supply and "100'' being the market with the highest supply compared to the National Average. Evercore lSI Market "Score" reflects each REIT's property portfolio as measured by existing supply in its markets. Source: Evercore lSI Research Reports dated June 22. 2017 @Copyright 2017. Evercore Group L.L.C. All rights reserved. 78 70 68 LSI NSA $84.6 LSI $75.8 NSA

LONG-TERM VISION FOR VALUE CREATION 5 FINANCIAL STRENGTH Finance growth by strategically accessing the full array of capital sources available through a BBB/Baa2 investment grade balance sheet. EXTERNAL GROWTH Continue to prudently build a portfolio of high-quality assets, with a focus on targeted markets. INTERNAL GROWTH Maximize portfolio value through continued focus on customer service and operational enhancements.

6 INTERNAL GROWTH 2017 Same-Store Results1 Year-to-Date Revenue +4.6% Revenue Growth primarily driven by effective rent growth NOI2 +5.0% Expenses +3.6% Average Occupancy +93.3% (+20 bps YOY) Expense Growth is expected to remain inflationary, except for continued pressure on real estate taxes and increases in weather-related costs 2017 Same-Store Guidance3 NOI2 +4.5% Revenue +4.25% to Expenses +3.75% to +4.25% +4.75% to +5.0% 1) Financial data from January 1, 2017 through September 30, 2017. 2) Net operating income, or revenues less property operating expenses. Please refer to CubeSmart’s Form 10-Q for the quarter ended September 30, 2017 for a detailed explanation of NOI and how it reconciles to a GAAP measure. 3) As provided in the Company’s Earnings Release dated October 26, 2017.

INTERNAL GROWTH: NEW SUPPLY IMPACT 7 This new development cycle (2016-2018) will increase available supply in our top 12 markets by approximately 8.6% over the three year period Note: Bubbles sized by 2015 population Source: 2017 Mini Store Messenger Self Storage Almanac, Company Research

INTERNAL GROWTH: VALUE-ADD CAPITAL INVESTMENTS 8 We constantly review our portfolio looking for opportunities to undertake capital projects that add meaningful value to existing stores Parsippany, New Jersey Completed December 2016 Added 25,000 SF of Climate Controlled Project Cost - $3.3 million Units Before After

INTERNAL GROWTH: PERFORMANCE FUELED BY INNOVATION 9 Enhancing the customer experience at all points of engagement through proprietary systems and processes. DIGITAL MARKETING REVENUE MANAGEMENT CUSTOMER SERVICE Constantly testing digital platforms, utilizing marketing advancements, and deploying sophisticated systems that strengthen customer relationships before, during and after the storage rental process. Developing and implementing sophisticated processes and systems to inform pricing decisions related to attracting and retaining customers, with the ultimate objective of maximizing the value of each rental. Raising the bar for customer expectations by making strategic investments in people, training, and technology to better meet customer needs and improve our customer’s storage experience.

INTERNAL GROWTH: UNDERSTANDING OUR CUSTOMER 10 Our Customers have a spectrum of needs. And it’s not always an easy time for them when they come to us. Our goal is to understand what’s meaningful to each and every person, provide an attractive offer, and exceed their expectations with industry-leading customer service. Renovating Rita “I didn’t realize how much additional stress would come with building an addition. My house feels like it’s in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart. Remarried Ryan “The Brady Bunch jokes never stop. People thought I was crazy to marry a woman with three girls, when I have three boys already. But, we’re doing everything we can to make it one big happy family. Part of that means making some detours to the storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is impressive, since there are a lot of us!” Moving Mary “At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing.” Senior Sam “When my wife passed, I could barely imagine life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made things easy for me and were very kind to me throughout the whole process.” Single Sonia “As a single woman, safety is critical to me. I don’t want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe.” Enterprising Erik “Our business isn’t big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle.” Downsizing Dave “We lived in our family home for 34 years, and so did my full workshop, my wife’s lamp collection, and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle.” Foreclosure Fred “After losing our home, we were in a tough spot and looking for a good deal. What we got at CubeSmart was a great deal and, even better, people really went out of their way to make things as easy as possible for us.”

INTERNAL GROWTH: INTERNET MARKETING 11 Optimizing marketing efforts and efficiently attracting customers through use of industry leading analytics.

INTERNAL GROWTH: INTERNET MARKETING 12 EXPERIENCE 1 PERSONA 1 PERSONA 2 EXPERIENCE 2 VISITOR DATA AND BEHAVIOR PERSONA 3 EXPERIENCE 3 VISITORS Adjusting to evolving marketing ecosystems and engagement mediums Continued focus on capturing and leveraging insights about customers to create experiences that increase engagement and conversion Understanding the motivations of different customers and engaging with them through methods they trust

INTERNAL GROWTH: TRADITIONAL MARKETING ®------------------------------------------------------

INTERNAL GROWTH: REVENUE MANAGEMENT 14 Revenue Management Landscape Historically, advanced revenue management techniques have boosted revenue in a number of supply-constrained industries, beginning with airlines and then moving on to hotels Multi-family represents the closest analogy, but the unpredictable lengths of stay for self-storage customers adds additional complexity Airlines Hotels Multi-Family Residential Self Storage Supply Constraints Competition Seasonality Low Transaction Volume Unpredictable Length of Stay

INTERNAL GROWTH: REVENUE MANAGEMENT 15 Fundamental Pricing Issues Pricing optimization requires consideration of a multi-dimensional demand landscape and dynamic capacity constraints Substitutability CSoumbspteittuittiaobnility TCimominpgetitionCTaimpaincgity / Economic OutcomesCapacity / Economic Outcomes Pricing Decisions Optimal Pricing

INTERNAL GROWTH: REVENUE MANAGEMENT 16 Long-Term Revenue Maximization Strategy Demand Forecast/ Revenue Optimization Price optimization requires consideration of a multi-dimensional demand landscape & dynamic capacity constraints Balance between Street Rates, Discounts, and Concessions Goal of providing the most compelling offer to the customer that maximizes long-term revenue Unit Mix Decisions and Inventory Management Maximizing revenue through dynamic inventory management, prioritization, & unit conversions to create optimal unit availability In-Place Rate Increases Dynamic in-place rate increase strategies take advantage of customer stickiness to maximize long-term revenue

INTERNAL GROWTH: CUSTOMER SERVICE 17 ouromrgisasniioznatoiof nsaiml cphliafyllienngges organtihzarotiuognhalucnhpaallreanllgeelesd customer service. Focus on customer service throughout all touch points (store, sales center, and website) to create a fully-integrated interaction with each customer Modern offices and operational training focused on service-oriented values facilitate an efficient rental process Striving to fulfill ouSrtmrivisinsgiotnooffuslfiimll plifying through unparalleled customer service.

INTERNAL GROWTH: CUSTOMER SERVICE 18 An Award-Winning Service Culture

19 EXTERNAL GROWTH Investment Strategy $49.9 million in year-to-date acquisitions1 Focus on high-quality properties in high-barrier-to-entry markets $129.9 million in year-to-date new store openings Leverage relationships with development partners to invest selectively in accretive development and build-to-suit opportunities 123 new properties added year to date to the third-party platform2 $330.2 million of investments under contract1 - $49.9 million of acquisitions at c/o, $280.3 million of JV development Utilize third-party management program to gain additional scale and efficiencies and create potential acquisition opportunities with private owners 1) Includes acquisitions under contract as of October 26, 2017. 2) As of September 30, 2017

EXTERNAL GROWTH: PLATFORM SCALE 20 Significant equity investments coupled with the rapid growth of our Third Party Management program has increased the size of our operating platform, improving efficiencies and scale 1 1 1) As of September 3o, 2017

EXTERNAL GROWTH: MANHATTAN MARKET ENTRANCE 21 3rd, On May we opened the ground floor of our first store in Manhattan, expanding our footprint into all five boroughs of New York City Project overview: Completed – 3rd Quarter 2017 3,587 units totaling 94,900 net rentable square feet Total investment - $81.2 million 444 West 55th Street New York, New York 10019

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 22 Focus on Adding Scale in Attractive, High-Barrier-to-Entry Markets 17 Acquisitions1,2 $2.6 billion Dispositions1 $460 million 147 Stores 245 Stores 1) Transactions closed from 2008 through September 30, 2017. 2) Includes investment in 35 properties through HHF Joint Venture. Acquisitions, 2008 – September 30, 2017 Dispositions, 2008 – September 30, 2017 Development Properties, 2014 – September 30, 20

EXTERNAL GROWTH: FOCUSED INVESTMENT STRATEGY 23 Acquisitions 2008 – September 20172 Total Portfolio September 20172 Total Portfolio January 2008 Dispositions, 2008 – September 20172 Note: Bubbles sized by revenue. 1) Realized annual rent per occupied sq ft is computed by dividing rental income by the weighted occupied sq ft for the period. 2) Includes transactions closed or announced and under contract as of September 30, 2017. 1

EXTERNAL GROWTH: HIGH QUALITY ASSETS Enhancing Our Portfolio by Adding Purpose-Built, Class A Stores Malvern,PA ®-------------------------------------------------------Bronx, NY

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# EXTERNAL GROWTH: DEVELOPMENT

## Leverage Local Market Expertise of Partners to Generate Attractive Returns

### 2015

**$49.3M Total**

***2Q15***
Arlington, VA - $17.1M

***4Q15***
Queens, NY - $17.4M
Brooklyn, NY - $14.8M


Arlington, VA

### 2016

**$64.0M Total**

***1Q16***
Queens, NY - $31.8M

***2Q16***
Bronx, NY - $32.2M


Bronx, NY

### 2017

**$168.5M Total**

***1Q17***
N. Palm Beach, FL - $9.7M

***3Q17***
Washington, DC - $27.8M
New York, NY - $81.2M

***4Q17***
Brooklyn, NY - $49.8M

### 2018+

**$230.5M Total**

***3Q18***
Bronx, NY - $90.0M

***4Q18***
Waltham, MA - $16.0M
Queens, NY - $45.7M

***1Q19***
Bayonne, NJ - $24.7M

***2Q19***
New York, NY – $11.1M

***3Q19***
Brooklyn, NY - $43.0M

CubeSmart

EXTERNAL GROWTH: PURCHASE AT COMPLETION 26 Acquire High-Quality, Purpose-Built Assets in Select Markets 2015 2016 2018 $20.8M Total 1Q18 Miami, FL - $20.8M Chicago, IL 2017 $40.3M Total 2Q17 Chicago, IL - $11.2M 4Q17 Chicago. IL - $11.3M 4Q17 Delray Beach, FL - $17.8M $69.4M Total 1Q16 Brooklyn, NY - $48.5M 2Q16 Fort Worth, TX - $10.1M 2Q16 Grapevine, TX - $10.8M $15.8M Total 2Q15 Dallas, TX - $15.8M

EXTERNAL GROWTH: IMPACTFUL THIRD-PARTY MANAGEMENT PLATFORM 27 Third-party management allows us to leverage our operating platform and generate additional economies of scale Platform has grown to 428 properties since its inception in 2009 Have purchased 64 properties from our million1 since managed portfolio for $595 2010 1) Includes acquisitions closed as of September 30, 2017.

28 FINANCIAL STRENGTH Recent Activity Issued $50.0 million of 4.375% unsecured senior notes due December 2023 on April 4, 2017, priced at 105.04% to yield 3.495% to maturity. Approach Fund external growth in a manner consistent with our objective of maintaining our investment grade credit ratings Issued $50.0 million of 4.000% unsecured senior notes due November 2025 on April 4, 2017, priced at 101.343% to yield 3.811% to maturity. Conservative balance sheet strategy provides capacity and flexibility to close transactions and the ability to access multiple sources of capital Repaid $100.0 million unsecured bank term loan that was scheduled to mature in June 2018.

FINANCIAL STRENGTH: DIVIDEND GROWTH 29 Strong cash flow growth has allowed for meaningful increases in distributions to shareholders 1 1) Based on current dividend payout and midpoint of FFO per Share guidance as provided in the Company’s Earnings Release dated October 26, 2017 Year-over-Year Growth2011201220132014201520162017E1 Ann'l Dividend180.0%14.3%37.5%18.2%23.1%31.3%28.6% FFO Per Share, as adjusted27.6%13.8%23.0%18.7%15.7%15.2%9.4%

FINANCIAL STRENGTH: INVESTMENT GRADE BALANCE SHEET 30 7) (Stable) Secured Debt / Gross Assets 2.6% Well-Staggered Debt Maturity Schedule (As of September 30, 2017) Weighted Maturity 5.7 Years Average (in thousands) Investment Grade Ratings Baa2 BBB(Stable) Conservative Metrics (As of September 30, 201 Debt / Gross Assets38.3% Debt / EBITDA14.6x 1) Based on annualized 3Q17 EBITDA and average debt outstanding during 3Q17.

FINANCIAL STRENGTH: DISCIPLINED CAPITAL ALLOCATION 31 Access to the full spectrum of capital has helped finance $2.9 billion of total investment since 2010 Annual Investment Activity Annual Financing Activity

FINANCIAL STRENGTH: KEY CREDIT METRICS 32 Strong Operating Performance Coupled with Conservative Balance Sheet Management Continues to Improve Credit Metrics 1) Source: Company Filings. 2) Source: SNL, Company Filings. 3) Dividend payout ratio calculated as annual common distributions declared per share/funds from operations per share, as adjusted. Historical Leverage Levels1 EBITDA Coverage Ratio1 Gross Assets1 Dividends2 33

33 Summary Strong organic growth fueled by a focus on customer service, continued enhancement of our operational infrastructure, and a widening divide between large and small operators Meaningful external growth through a disciplined investment process supplemented by a competitive and expanding third-party management platform Strategic growth objectives are supported by an investment grade balance sheet and access to a broad array of capital sources

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HISTORICAL COMPANY DATA

Same-Store Performance[1]	2010	2011	2012	2013	2014	2015	2016
Revenue Growth	0.3%	3.6%	3.8%	7.4%	7.2%	7.3%	7.0%
NOI Growth	1.0%	5.7%	6.0%	9.3%	9.6%	9.6%	10.2%
YOY Occupancy Growth (BPS)	0.6%	2.0%	3.4%	5.3%	2.6%	1.5%	0.8%
Annual Avg. Occupancy	76.8%	78.8%	82.6%	88.4%	90.8%	92.3%	92.9%
External Growth							
# Acquired Properties	12	27	37	20	53	29	28
Acquisition Value ($MM)	$85.1	$467.1	$432.3	$189.8	$568.2	$292.4	$403.6
# of Disposed Properties	16	19	26	35	0	8	0
Disposition Value ($MM)	$38.1	$45.2	$60.0	$126.4	$0.0	$37.8	$0.0
Trading & Valuation Metrics							
Market Equity Value[2]	$965	$1,277	$2,049	$2,335	$3,752	$5,496	$4,875
Total Market Capitalization[2]	$1,580	$2,035	$3,073	$3,474	$4,926	$6,758	$6,471
Total Gross Assets[2]	$1,793	$2,195	$2,504	$2,757	$3,278	$3,709	$4,146
P / FFO, as adjusted (Trailing)[3]	18.7x	16.4x	19.7x	17.5x	20.4x	24.5x	18.6x
FFO, as adjusted Payout Ratio[4]	28.4%	44.6%	47.3%	50.5%	50.9%	55.2%	62.5%
Dividend Yield[5]	1.5%	2.7%	2.4%	2.9%	2.5%	2.7%	3.4%

1) Performance as reported for the same-store pool as it was constituted at the end of the respective year.
2) Year-ending values as detailed in Company's supplemental packages.
3) Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure.
4) Calculated as annual common distributions declared per share / funds from operations per share, as adjusted.
5) Calculated as annual dividend per share / ending common share price.

CubeSmart

35 Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700